EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MAY 1, 2011 TO THE PROSPECTUS DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2011 of EQ Advisors Trust (“Trust”), as supplemented. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a Portfolio of the Trust.

Information Regarding

EQ/Money Market Portfolio

Effective immediately, information under the caption “EQ/Money Market Portfolio – Who Manages the Portfolio” section of the Prospectus is deleted and revised as follows:

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”)

Adviser: The Dreyfus Corporation